Exhibit 10.1(a)

                                LEASE AMENDMENT



This Lease Amendment is dated January 22, 1999 by and between National Life Insurance Company ("Landlord") and Radio One, Inc. ("Tenant").


                                   WITNESSETH


WHEREAS, the parties hereto entered into a Standard Office Lease dated the 3rd of February 1997 for the Premises known as Suites 100, 720 and 800 of Lanham Centre at 5900 Princess Garden Parkway, Lanham Maryland ("Lease"); and

WHEREAS, Tenant desires to lease additional space in Lanham Centre.

NOW, THEREFORE, in consideration of the mutual convenants herein contained and other good and valuable consideration, it is agreed between Landlord and Tenant that the Lease is hereby modified as follows.

1. PREMISES AND TERM: The Premises shall be increased, effective February 1, 1999, to include Suite 150, containing approximately 4,371 rentable square feet.

2. ADDITIONAL BASE RENT: The base rent defined in the Lease is increased monthly by the following:

              February 1, 1999 -- December 31, 1999        $5,114.07 per month
              January 1, 2000 -- December 31, 2000         $5,318.05 per month
              January 1, 2001 -- December 31, 2001         $5,532.96 per month
              January 1, 2002 -- December 31, 2002         $5,751.51 per month
              January 1, 2003 -- December 31, 2003         $5,980.99 per month
              January 1, 2004 -- December 31, 2004         $6,221.39 per month
              January 1, 2005 -- December 31, 2005         $6,472.72 per month
              January 1, 2006 -- December 31, 2006         $6,731.34 per month
              January 1, 2007 -- December 31, 2007         $6,997.24 per month
              January 1, 2008 -- December 31, 2008         $7,277.72 per month
              January 1, 2009 -- December 31, 2009         $7,569.12 per month
              January 1, 2010 -- December 31, 2010         $7,871.44 per month
              January 1, 2011 -- December 31, 2011         $8,188.34 per month

3. USE: Suite 150 shall be used only for General Office and/or Reception uses and/or Broadcast Studio use. In the event Tenant uses Suite 150 for Broadcast Studio use, the electric service to such broadcast studio(s) shall be routed through the electric submeter for the existing Broadcast Suite and the electric cost of such Broadcast Studio use in Suite 150 shall be included with the cost of electricity for the Broadcast Suite and roof top antennas as provided in Paragraph 11.2 of the Lease.

4. CONDITION AT COMMENCEMENT: Suite 150 shall be delivered to Tenant upon lease execution in "as is" condition in accordance with Paragraph 6.3(b) of the Lease.

5. LANDLORD CONTRIBUTION TO TENANT'S CONSTRUCTION: Landlord will contribute $52,452.00 toward Tenant's construction of improvements in Suite 150, payable upon completion and issuance of a Certificate of Occupancy and delivery to Landlord of an acceptable final lien waiver. Tenant shall comply with all the provisions of Paragraph 7.3 and 7.6 in the construction of its improvements to Suite 150.

6. REAL ESTATE TAXES: The percentage in Paragraph 1.11 of the Lease is amended to 27.79% effective February 1, 1999.

7. LANDLORD'S NOTICE ADDRESS: Paragraph 23 is amended to replace the notice address for the Landlord with:

                           National Life Insurance Company
                           Equity Real Estate Department
                           One National Life Drive
                           Montpelier, VT 05604


All other terms and conditions of the Lease remain in full force and effect.

IN WITNESS OF THIS LEASE AMENDMENT, Landlord and Tenant have properly executed it as on the dates set out below.



LANDLORD:                            NATIONAL LIFE INSURANCE COMPANY

                                     By: /s/ Richard D. MacKinnon
                                        -----------------------------------
                                             Richard D. MacKinnon
                                             Vice President, Equity Real Estate
                                     Date:    2/3/99
                                          ------------


TENANT:                              RADIO ONE, INC.

                                     By: /s/ Alfred Liggins
                                        -----------------------------------
                                             Alfred Liggins
                                             President
                                     Date:
                                          ------------

                         Amendment to Lease Amendment


         National Life Insurance Company ("Landlord") and Radio One, Inc. ("Tenant") entered into that certain Lease Amendment dated January 22, 1999 with respect to Tenant's lease of Suite 150 in Lanham Centre at 5900 Princess Garden Parkway, Lanham, Maryland (the "Leased Premises"). Paragraph 5 of said Lease Amendment provides that Landlord will contribute $52,452.00 to Tenant in connection with certain improvements to be made to the Leased Premises; but such contribution is to be made upon completion of such work, and upon the satisfaction of certain other conditions.


         Landlord hereby waives the conditions, and has paid Tenant $52,452.00 in complete satisfaction of its contribution obligations under paragraph 5 of the Lease Amendment. Tenant hereby acknowledges receipt of $52,452.00 from Landlord in complete satisfaction of Landlord's obligations under paragraph 5 of the Lease Amendment, and further agrees that neither Landlord nor any successor landlord (including but not limited to Cadle's Lanham Centre, LLC, the contract purchaser of Lanham Centre) has any liability to Tenant under paragraph 5 of the Lease Amendment.

All other terms of the Lease remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Lease Amendment in counterparts (each of which will be considered an original) this 29th day of July, 1999.

RADIO ONE, INC.                               NATIONAL LIFE INSURANCE
                                              COMPANY
 /s/ Alfred C. Liggins
------------------------------                --------------------------------
By:   Alfred C. Liggins                       By:  Richard D. Mackinnon
    --------------------------                   -----------------------------
Its:  President                               Its: Vice President, Equity
    --------------------------                     Real Estate
                                                 -----------------------------

ACKNOWLEDGED:

CADLE'S LANHAM CENTRE, LLC


-----------------------------
By:  Rick Parsinger
    -------------------------
Its: Manager
    -------------------------